UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2017

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

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Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 362-8391

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.           Other Events.

On May 31, 2017, Tutor Perini Corporation (the “Company”) entered into a settlement agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as successor in interest to Banc of America Securities LLC and Bank of America, N.A. (collectively “BofA”), to resolve the pending litigation between the Company and Merrill Lynch. The litigation, which was filed by the Company in 2011, related to the purchase by the Company of certain auction-rate securities from BofA.

On June 6, 2017, the Company received the $37 million cash settlement payment agreed to in the settlement agreement, and the pending litigation was dismissed with prejudice. Neither party made any admission of liability or wrongdoing, and the settlement agreement includes mutual releases of all claims and liabilities related to the subject matter of the pending litigation.

The Company will recognize the settlement as a gain in the second quarter of 2017 and report it as a component of other income in its Statement of Operations. The Company expects to evaluate the impact of this settlement, net of provision for income taxes, on its current 2017 EPS guidance of $2.10 to $2.40 concurrent with the completion of its second quarter ending June 30, 2017 and will update guidance, if appropriate, when the Company reports its second quarter results.

Forward-Looking Statements

The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation, statements regarding the Company’s expectations or beliefs regarding the proceeds from the settlement. The Company’s current expectations and beliefs are expressed in good faith and the Company believes there is a reasonable basis for them. There can be no assurance, however, that future developments affecting the Company will be those that the Company has anticipated. Any such forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Date: June 6, 2017	By:	/s/ Gary G. Smalley
Gary G. Smalley Executive Vice President and Chief Financial Officer